UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 18, 2022
ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue,
6th Floor
New York,
NY	10017
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (949) 480-8300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACTG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).      Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.03.	Amendments to Material Modification to Rights of Security Holders.
The information set forth in Item 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 30, 2022, the Board of Directors (the “Board”) of Acacia Research Corporation (the “Company”) approved, subject to stockholder approval, an amendment (the “Amendment”) to its Amended and Restated Certificate of Incorporation of the Company (as amended, the “Charter”) to allow stockholders to act by written consent. The Charter previously provided that stockholders may only act at in-person or virtual stockholder’s meetings. The Amendment was approved by the Company’s stockholders at the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) and the Charter was filed with the Secretary of State of the State of Delaware on May 18, 2022.

On May 18, 2022, concurrent with the effectiveness of the Amendment, the Company’s Amended and Restated Bylaws were amended (as amended, the “Bylaws”), to allow stockholders to act by written consent. The Bylaws previously provided that stockholders may only act at in-person or virtual stockholder’s meetings.

The foregoing descriptions of the Charter and Bylaws do not purport to be complete and are qualified in their entirety by reference to the full texts of the Charter and Bylaws, copies of which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report and are incorporated herein by reference.
Item 9.01.Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description of Exhibit
3.1	Third Amended and Restated Certificate of Incorporation of Acacia Research Corporation
3.2	Fourth Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2022
ACACIA RESEARCH CORPORATION

	By:	/s/Jason Soncini
	Name:	Jason Soncini
	Title:	General Counsel